Exhibit 32

CERTIFICATION

     The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Amendment No. 1 on Form 10-KSB/A to Annual Report on Form 10-KSB for the period ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 28, 2003

/s/ Mark N. Schwartz

Chief Executive Officer

Date: October 28, 2003

/s/ James S. Murphy

Chief Financial Officer